EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      We consent to the use of our report dated September 30, 2003, included in the Annual Report on Form 10-KSB of I.Q. Biometrix, Inc. for the year ended June 30, 2003, with respect to the financial statements, as amended, included in this Form 10-KSB/A.


                                            /s/ Malone & Bailey, PLLC
                                            Houston, Texas


                                            March 31, 2004